Exhibit 99.6(a)


                                                                EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated of January 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Countrywide Home Loans, Inc., as seller (the "Seller") and Countrywide Home Loans Servicing LP, as servicer (the "Servicer"), and acknowledged by LaSalle Bank, National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-1AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

     WHEREAS MSMCI, the Seller and the Servicer have entered into a certain First Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of June 1, 2005 (the "Initial Agreement"), and a Second Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of September 1, 2005 (the "September Agreement"), as supplemented by the Amendment Regulation AB (the "Amendment"), dated as of January 26, 2006 (as amended or modified to the date hereof, the "Agreement"), pursuant to the terms of which MSMCI has acquired certain Mortgage Loans and the Servicer has agreed to service such Mortgage Loans;

     WHEREAS, in connection with the transfer of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to the Agreement;

     WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

     WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

     1.   Assignment and Assumption

     (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

          MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

     (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

     (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

     2. Recognition of Trustee

     (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

     (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 24 and 28 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

     (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank, National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof (the "Pooling and Servicing Agreement") among the Depositor, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator) and master servicer, and the Trustee, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank, National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank, National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

     3. Representations and Warranties

     (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

     (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

     (c) Each of the Depositor, MSMCI, Seller and Servicer hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 7.02 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

     4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the master servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, the right to enforce indemnification obligations, and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, National Association
          ABA Number:       121-000-248
          Account Name:  Corporate Trust Clearing
          Account number:  3970771416
          For further credit to:  50890500, MSM 2006-1AR

      The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, National Association
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Client Manager, MSM 2006-1AR
          Office Number:  (410) 884-2000
          Telecopier: (410) 715-2380

     5. Amendments to the Agreement

     The parties to this Assignment hereby agree to amend the Agreement as follows:

          (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

          (b) The definition of "Remittance Date" in Section 1 is hereby amended and restated in its entirety as follows:

     "Remittance Date": No later than 1:00 p.m. New York time on the 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

          (c) The definition of "Servicing Fee Rate" in Section 1 is hereby amended and restated in its entirety as follows:

     "Servicing Fee Rate": With respect to each Specified Mortgage Loan, the rate per annum specified on Schedule A to the Pooling and Servicing Agreement.

          (d) The fifth paragraph of Subsection 11.12 of the Agreement is hereby amended and restated in its entirety as follows:

     "With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Purchaser, or its designee. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references the Agreement and the Purchaser's (or its designee's) capacity thereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Purchaser, or its designee, for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by
Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax information as may be required and delivering the same to the Purchaser, or its designee.

     In the event that the Purchaser, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Purchaser, or its designee. In that event, the Purchaser, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Purchaser, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on "prohibited transactions" of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Purchaser, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

          (e) The first paragraph of Subsection 11.15 of the Agreement is hereby amended and restated in its entirety as follows:

     "Statements to the Purchaser. Not later than the 10th calendar day of each month (or, if such 10th day is not a Business Day, the following Business
Day), the Servicer shall forward to the Master Servicer in hard copy and electronic format a statement in a form mutually agreed upon by the Servicer and the Master Servicer, certified by a Servicing Officer, setting forth the information required by Exhibit 17 hereto."

          (f) The reference "Subsection 11.05(d)" in the third sentence of Subsection 11.16 of the Agreement is hereby replaced with the reference "Subsection 11.05(b)".

          (g) Subsection 11.19 and Subsection 11.20 of the Agreement are hereby deleted.

          (h) Subsection 13.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

     "failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;"

          (i) The word "or" is deleted from the end of Subsection 13.01(d), the word "or" is added at the end of Subsection 13.01(e) and the following paragraph is hereby incorporated into the Agreement as new Subsection 13.01(f):

     "(f) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 2.04 and 2.05 of the Regulation AB Addendum, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

          (j) The following paragraph is hereby incorporated into the Agreement as new Section 34:

     "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsection 11.20, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

          (k) The fifth paragraph of Section 15 of the Agreement is hereby deleted in its entirety.

          (l) The word "and" is deleted from the end of Subsection 29(c), the word "and" is added at the end of Subsection 29(d) and the following clause is hereby incorporated into the Agreement as a new Subsection 29(e):

"(e) necessary to provide the reports required by Section 4.05 of the Pooling and Servicing Agreement.

          (m) Exhibit 16 to the Agreement is hereby deleted in its entirety.

          (n) Exhibit II hereto is hereby incorporated into the Agreement as
          Exhibit 17 thereto.



     6. Indemnification

     The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer.

     7. Continuing Effect

     Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

     8. Governing Law

     This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

     9. Notices

     Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

     In the case of MSMCI:

          Morgan Stanley Mortgage Capital Inc.
          1221 Avenue of the Americas
          New York, New York 10020
          Attention: Morgan Stanley Mortgage Loan Trust 2006-1AR

     With a copy to:

          Morgan Stanley & Co. Incorporated
          1585 Broadway
          New York, New York 10036
          Attention: General Counsel's Office

     In the case of the Depositor:

          Morgan Stanley Capital I Inc.
          1585 Broadway
          New York, New York 10036
          Attention:  Morgan Stanley Mortgage Loan Trust 2006-1AR

     In the case of the Trustee:

          LaSalle Bank, National Association,
          as Trustee for the Morgan Stanley Mortgage Loan Trust 2006-1AR 135 South LaSalle Street, Suite 2910
          Chicago, Illinios 60603
          Attention: Trust Administration- MS0601

     In the case of the Seller and the Servicer:

          Countrywide Home Loans, Inc.
          4500 Park Granada
          Calabasas, California  91302
          Attention:  Morgan Stanley Mortgage Loan Trust 2006-1AR

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

     10. Ratification

     Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

     11. Counterparts

     This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     12. Definitions

     Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                    MORGAN STANLEY MORTGAGE CAPITAL INC.


                                    By:  /s/ Steven Shapiro
                                       -----------------------------------
                                       Name:  Steven Shapiro
                                       Title: Executive Director


                                    MORGAN STANLEY CAPITAL I INC.


                                    By:  /s/  Steven Shapiro
                                       -----------------------------------
                                       Name:  Steven Shapiro
                                       Title: Vice President


                                    COUNTRYWIDE HOME LOANS, INC.


                                    By:  /s/ Monica Brudenell
                                       -----------------------------------
                                       Name:  Monica Brudenell
                                       Title: First Vice President

                                    COUNTRYWIDE HOME LOANS
                                    SERVICING LP

                                    By: Countrywide GP, Inc., its
                                    General Partner


                                    By: /s/  Monica Brudenell
                                       -----------------------------------
                                       Name:  Monica Brudenell
                                       Title: First Vice President

Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/ Daron C. Woodus
   ------------------------------------
   Name:  Daron C. Woodus
   Title: Assistant Vice President


LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-1AR


By:  /s/ Christopher Lewis
   ------------------------------------
Name:  Christopher Lewis
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting


-------------------------------------- -------------------------------------------------- --------- -------------
Column/Header Name                                        Description                     Decimal   Format
                                                                                                    Comment
-------------------------------------- -------------------------------------------------- --------- -------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer.  This may be different than the
                                       LOAN_NBR
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
-------------------------------------- -------------------------------------------------- --------- -------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------- -------------------------------------------------- --------- -------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a group
                                       of loans in their system.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_STATE                             The state where the  property located.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------- -------------------------------------------------- --------- -------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment                    MM/DD/YYYY
                                       is due to the servicer at the
                                       end of processing cycle, as reported by
                                       Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.            MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
-------------------------------------- -------------------------------------------------- --------- -------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has                 MM/DD/YYYY
                                       been approved by the courts
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.                MM/DD/YYYY
                                       Either by Dismissal, Discharged and/or a Motion
                                       For Relief Was Granted.
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The             MM/DD/YYYY
                                       Servicer
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan
                                       Such As;
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled              MM/DD/YYYY
                                       To End/Close
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                       Completed
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the                      MM/DD/YYYY
                                       servicer with instructions to begin foreclosure
                                       proceedings.
-------------------------------------- -------------------------------------------------- --------- -------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                 MM/DD/YYYY
                                       Foreclosure
-------------------------------------- -------------------------------------------------- --------- -------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                MM/DD/YYYY
                                       Foreclosure Action
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected             MM/DD/YYYY
                                       to occur.
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_AMT                        The amount a property sold for at the                 2      No commas(,)
                                       foreclosure sale.                                            or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the              MM/DD/YYYY
                                       borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_COMPLETED_DATE                The date the court revokes legal                             MM/DD/YYYY
                                       possession of the property from the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_PRICE                             The price at which an REO property is marketed.       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_DATE                              The date an REO property is listed at a                      MM/DD/YYYY
                                       particular price.
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_AMT                              The dollar value of an offer for an REO property.     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by              MM/DD/YYYY
                                       the Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_CLOSING_DATE                       The date the REO sale of the property is                     MM/DD/YYYY
                                       scheduled to close.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
OCCUPANT_CODE                          Classification of how the property is occupied.
-------------------------------------- -------------------------------------------------- --------- -------------




-------------------------------------- -------------------------------------------------- --------- -------------
PROP_CONDITION_CODE                    A code that indicates the condition of the
                                       property.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
APPRAISAL_DATE                         The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
CURR_PROP_VAL                          The current "as is" value of the property based       2
                                       on brokers price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
REPAIRED_PROP_VAL                      The amount the property would be worth if             2
                                       repairs are completed pursuant to a broker's
                                       price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
If applicable:
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower
                                       to stop paying on a loan. Code indicates
                                       the reason why the loan is in default for
                                       this cycle.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With                 MM/DD/YYYY
                                       Mortgage Insurance Company.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                     No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim              MM/DD/YYYY
                                       Payment
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued              MM/DD/YYYY
                                       By The Pool Insurer
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company        2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                      2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                      2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans Admin              MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim Payment              MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim               2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o  ASUM-  Approved Assumption
     o  BAP-   Borrower Assistance Program
     o  CO-    Charge Off
     o  DIL-   Deed-in-Lieu
     o  FFA-   Formal Forbearance Agreement
     o  MOD-   Loan Modification
     o  PRE-   Pre-Sale
     o  SS-    Short Sale
     o  MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o  Mortgagor
     o  Tenant
     o  Unknown
     o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o  Damaged
     o  Excellent
     o  Fair
     o  Gone
     o  Good
     o  Poor
     o  Special Hazard
     o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

        --------------------------------------------------------
        Delinquency      Delinquency Description
        Code
        --------------------------------------------------------
        001              FNMA-Death of principal mortgagor
        --------------------------------------------------------
        002              FNMA-Illness of principal mortgagor
        --------------------------------------------------------
        003              FNMA-Illness of mortgagor's family
                         member
        --------------------------------------------------------
        004              FNMA-Death of mortgagor's family
                         member
        --------------------------------------------------------
        005              FNMA-Marital difficulties
        --------------------------------------------------------
        006              FNMA-Curtailment of income
        --------------------------------------------------------
        007              FNMA-Excessive Obligation
        --------------------------------------------------------
        008              FNMA-Abandonment of property
        --------------------------------------------------------
        009              FNMA-Distant employee transfer
        --------------------------------------------------------

        --------------------------------------------------------
        011              FNMA-Property problem
        --------------------------------------------------------
        012              FNMA-Inability to sell property
        --------------------------------------------------------
        013              FNMA-Inability to rent property
        --------------------------------------------------------
        014              FNMA-Military Service
        --------------------------------------------------------
        015              FNMA-Other
        --------------------------------------------------------
        016              FNMA-Unemployment
        --------------------------------------------------------
        017              FNMA-Business failure
        --------------------------------------------------------
        019              FNMA-Casualty loss
        --------------------------------------------------------
        022              FNMA-Energy environment costs
        --------------------------------------------------------
        023              FNMA-Servicing problems
        --------------------------------------------------------
        026              FNMA-Payment adjustment
        --------------------------------------------------------
        027              FNMA-Payment dispute
        --------------------------------------------------------
        029              FNMA-Transfer of ownership pending
        --------------------------------------------------------
        030              FNMA-Fraud
        --------------------------------------------------------
        031              FNMA-Unable to contact borrower
        --------------------------------------------------------
        INC              FNMA-Incarceration
        --------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

        -------------------------------------------------------
          Status Code    Status Description
        -------------------------------------------------------
               09        Forbearance
        -------------------------------------------------------
               17        Pre-foreclosure Sale Closing Plan
                         Accepted
        -------------------------------------------------------
               24        Government Seizure
        -------------------------------------------------------
               26        Refinance
        -------------------------------------------------------
               27        Assumption
        -------------------------------------------------------
               28        Modification
        -------------------------------------------------------
               29        Charge-Off
        -------------------------------------------------------
               30        Third Party Sale
        -------------------------------------------------------
               31        Probate
        -------------------------------------------------------
               32        Military Indulgence
        -------------------------------------------------------
               43        Foreclosure Started
        -------------------------------------------------------
               44        Deed-in-Lieu Started
        -------------------------------------------------------
               49        Assignment Completed
        -------------------------------------------------------
               61        Second Lien Considerations
        -------------------------------------------------------
               62        Veteran's Affairs-No Bid
        -------------------------------------------------------
               63        Veteran's Affairs-Refund
        -------------------------------------------------------
               64        Veteran's Affairs-Buydown
        -------------------------------------------------------
               65        Chapter 7 Bankruptcy
        -------------------------------------------------------
               66        Chapter 11 Bankruptcy
        -------------------------------------------------------
               67        Chapter 13 Bankruptcy
        -------------------------------------------------------


Exhibit IIC: Standard File Layout - Master Servicing


----------------------------------------------------------------------------------------------------------
Column Name               Description                       Decimal  Format Comment                  Max
                                                                                                     Size
----------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR          A value assigned by the Servicer           Text up to 10 digits              20
                          to define a group of loans.
----------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to            Text up to 10 digits              10
                          each loan by the investor.
----------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan         Text up to 10 digits              10
                          by the Servicer.  This may be
                          different than the LOAN_NBR.
----------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in           Maximum length of 30 (Last,       30
                          the file.  It is not separated by          First)
                          first and last name.
----------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and       2    No commas(,) or dollar signs      11
                          scheduled interest payment that a          ($)
                          borrower is expected to pay, P&I
                          constant.
----------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported    4    Max length of 6                    6
                          by the Servicer.
----------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less     4    Max length of 6                    6
                          the service fee rate as reported
                          by the Servicer.
----------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan    4    Max length of 6                    6
                          as reported by the Servicer.
----------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a       2    No commas(,) or dollar signs      11
                          loan as reported by the Servicer.          ($)
----------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as        2    No commas(,) or dollar signs      11
                          reported by the Servicer.                  ($)
----------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by      4    Max length of 6                    6
                          the Servicer.
----------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to    4    Max length of 6                    6
                          calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal       2    No commas(,) or dollar signs      11
                          balance at the beginning of the            ($)
                          processing cycle.
----------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal       2    No commas(,) or dollar signs      11
                          balance at the end of the                  ($)
                          processing cycle.
----------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing          MM/DD/YYYY                        10
                          cycle that the borrower's next
                          payment is due to the Servicer, as
                          reported by Servicer.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be    2    No commas(,) or dollar signs      11
                          applied.                                   ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated            MM/DD/YYYY                        10
                          with the first curtailment amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the       2    No commas(,) or dollar signs      11
                          first curtailment amount, if               ($)
                          applicable.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to      2    No commas(,) or dollar signs      11
                          be applied.                                ($)
----------------------------------------------------------------------------------------------------------




SERV_CURT_DATE_2          The curtailment date associated            MM/DD/YYYY                        10
                          with the second curtailment amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the       2    No commas(,) or dollar signs      11
                          second curtailment amount, if              ($)
                          applicable.
----------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be    2    No commas(,) or dollar signs      11
                          applied.                                   ($)
----------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated            MM/DD/YYYY                        10
                          with the third curtailment amount.
----------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the       2    No commas(,) or dollar signs      11
                          third curtailment amount, if               ($)
                          applicable.
----------------------------------------------------------------------------------------------------------
PIF_AMT                   The loan "paid in full" amount as     2    No commas(,) or dollar signs      11
                          reported by the Servicer.                  ($)
----------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported          MM/DD/YYYY                        10
                          by the Servicer.
----------------------------------------------------------------------------------------------------------
ACTION_CODE               The standard FNMA numeric code used        Action Code Key: 15=Bankruptcy,    2
                          to indicate the default/delinquent         30=Foreclosure, , 60=PIF,
                          status of a particular loan.               63=Substitution,
                                                                     65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest            2    No commas(,) or dollar signs      11
                          adjustment as reported by the              ($)
                          Servicer.
----------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment     2    No commas(,) or dollar signs      11
                          amount, if applicable.                     ($)
----------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount,      2    No commas(,) or dollar signs      11
                          if applicable.                             ($)
----------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing    2    No commas(,) or dollar signs      11
                          as a loss, if applicable.                  ($)
----------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding             2    No commas(,) or dollar signs      11
                          principal amount due at the                ($)
                          beginning of the cycle date to be
                          passed through to investors.
----------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance       2    No commas(,) or dollar signs      11
                          due to investors at the end of a           ($)
                          processing cycle.
----------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as     2    No commas(,) or dollar signs      11
                          reported by the Servicer for the           ($)
                          current cycle -- only applicable
                          for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest          2    No commas(,) or dollar signs      11
                          amount less the service fee                ($)
                          amount for the current cycle as
                          reported by the Servicer -- only
                          applicable for Scheduled/Scheduled
                          Loans.
----------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount           2    No commas(,) or dollar signs      11
                          collected by the Servicer for the          ($)
                          current reporting cycle -- only
                          applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount      2    No commas(,) or dollar signs      11
                          less the service fee amount for            ($)
                          the current reporting cycle as
                          reported by the Servicer -- only
                          applicable for Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a    2    No commas(,) or dollar signs      11
                          borrower prepays on his loan as            ($)
                          reported by the Servicer.
----------------------------------------------------------------------------------------------------------




PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for     2    No commas(,) or dollar signs      11
                          the loan waived by the servicer.           ($)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the          MM/DD/YYYY                        10
                          Modification for the loan.
----------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                     Varchar - value can be alpha      30
                                                                     or numeric
----------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal     2    No commas(,) or dollar signs      11
                          and interest advances made by              ($)
                          Servicer.
----------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items. (n)

     (o)  The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
     4-12.  Complete as applicable. Required documentation:
             * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
             *  For escrow advances - complete payment history
                (to calculate advances from last positive escrow balance forward)
             * Other expenses - copies of corporate advance history showing all payments
             *  REO repairs >$1500 require explanation
             *  REO repairs >$3000 require evidence of at least 2 bids.
             * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
             * Unusual or extraordinary items may require further documentation.
     13.    The total of lines 1 through 12.
     (p)    Credits

     14-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            *  Copy of EOB for any MI or gov't guarantee
            *  All other credits need to be clearly defined on the 332 form
     22.    The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)
     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

     Prepared by:  __________________              Date:  _______________
     Phone:  ______________________   Email Address:_____________________



----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

     WELLS FARGO BANK, N.A. Loan No._____________________________

     Borrower's Name: ___________________________________________________
     Property Address: __________________________________________________

     Liquidation Type: REO Sale        3rd Party Sale         Short Sale        Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown        Yes        No
     If "Yes", provide deficiency or cramdown amount __________________________________

     Liquidation and Acquisition Expenses:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan      $______________    (1)
     (2)  Interest accrued at Net Rate                          ________________   (2)
     (3)  Accrued Servicing Fees                                ________________   (3)
     (4)  Attorney's Fees                                       ________________   (4)
     (5)  Taxes (see page 2)                                    ________________   (5)
     (6)  Property Maintenance                                  ________________   (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)             ________________   (7)
     (8)  Utility Expenses                                      ________________   (8)
     (9)  Appraisal/BPO                                         ________________   (9)
     (10) Property Inspections                                  ________________   (10)
     (11) FC Costs/Other Legal Expenses                         ________________   (11)
     (12) Other (itemize)                                       ________________   (12)
               Cash for Keys__________________________          ________________   (12)
               HOA/Condo Fees_________________________          ________________   (12)
               _______________________________________          ________________   (12)

               Total Expenses                                   $_______________   (13)
     Credits:
     (14) Escrow Balance                                        $_______________   (14)
     (15) HIP Refund                                            ________________   (15)
     (16) Rental Receipts                                       ________________   (16)
     (17) Hazard Loss Proceeds                                  ________________   (17)
     (18) Primary Mortgage Insurance / Gov't Insurance          ________________   (18a)
     HUD Part A

     HUD Part B                                                 ________________   (18b)


                                     B-3


     (19) Pool Insurance Proceeds                               ________________   (19)
     (20) Proceeds from Sale of Acquired Property               ________________   (20)
     (21) Other (itemize)                                       ________________   (21)
          __________________________________________            ________________   (21)

          Total Credits                                         $_______________   (22)
      Total Realized Loss (or Amount of Gain)                   $_______________   (23)


Escrow Disbursement Detail


-------------------------------------------------------------------------------
   Type      Date Paid   Period of  Total Paid    Base     Penalties   Interest
(Tax /Ins.)              Coverage                Amount
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                     B-5